UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 3, 2020

CAPITALA FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-01022	90-0945675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Congress St., Suite 360

Charlotte, NC 28209

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (704) 376-5502

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share 5.75% Convertible Notes due 2022 6.00% Notes due 2022	CPTA CPTAG CPTAL	NASDAQ Global Select Market NASDAQ Capital Market NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 30, 2020 (the “Effective Date”), Capitala Business Lending, LLC (the "Borrower"), a direct, wholly owned, consolidated subsidiary of Capitala Finance Corp. (the “Company”), entered into a senior secured revolving credit agreement (the "KeyBank Credit Facility"), with Capitala Investment Advisers, LLC (the “Investment Adviser”), as collateral manager, the lenders from time to time parties thereto (each a "Lender"), KeyBank National Association, as administrative agent, and U.S. Bank National Association, as custodian.

Under the KeyBank Credit Facility, the Lenders have agreed to extend credit to the Borrower in an aggregate principal amount of up to $25.0 million as of the Effective Date. The Borrower may, on any business day prior to October 28, 2022, request an increase in the aggregate principal amount from $25.0 million to $100.0 million in accordance with the terms and in the manner described in the KeyBank Credit Facility. The period during which the Lenders may make loans to the Borrower under the KeyBank Credit Facility (the “Reinvestment Period”) commenced on the Effective Date and will continue through October 28, 2022, unless there is an earlier termination or event of default. The KeyBank Credit Facility matures on October 28, 2023, unless there is an earlier termination or event of default.

During the Reinvestment Period, borrowings under the KeyBank Credit Facility bear interest at (i) 1-month London Interbank Offered Rate (“LIBOR”) or the Benchmark Replacement (as defined in the KeyBank Credit Facility) plus 3.50% or (ii) the Base Rate (as defined in the KeyBank Credit Facility) plus 2.50%. Following expiration of the Reinvestment Period, the interest rate on outstanding borrowings under the KeyBank Credit Facility will reset to (i) 1-month LIBOR or the Benchmark Replacement plus 4.00% or (ii) the Base Rate plus 3.00% for the remaining term of the KeyBank Credit Facility.

The KeyBank Credit Facility is secured by all of the Borrower’s assets. Both the Borrower and the Investment Adviser have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The borrowings of the Company, including under the KeyBank Credit Facility, are subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

In connection with the KeyBank Credit Facility, on October 30, 2020, the Company entered into a Purchase and Contribution Security Agreement (the “Purchase and Contribution Security Agreement”) with the Borrower pursuant to which the Company sold and transferred, and in the future will sell and transfer, to the Borrower certain loans and debt securities the Company has originated or acquired, or will originate or acquire, from time to time consistent with the Company's investment objectives. The consideration for each such sale and transfer is a combination of cash and a capital contribution from the Company to the Borrower. Pursuant to the Purchase and Contribution Agreement, the Company makes certain representations and warranties in connection with each such sale and transfer.

The description above is only a summary of the material provisions of the KeyBank Credit Facility and the related Purchase and Contribution Security Agreement and both are qualified in their entirety by reference to the copies of the Form of Revolving Credit and Security Agreement and the Form of Purchase and Contribution Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are incorporated herein by reference thereto.

Item 2.02	Results of Operations and Financial Condition

On November 3, 2020, the Company issued a press release announcing its financial results for the quarter ended September 30, 2020 (the “Earnings Release”), the text of which is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On November 3, 2020, the Company made available on its website, http://investor.CapitalaGroup.com, a supplemental investor presentation with respect to the Earnings Release.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Revolving Credit and Security Agreement, dated as of October 30, 2020, among Capitala Business Lending, LLC, as the borrower, Capitala Investment Advisors, LLC, as the collateral manager, the lenders from to time to time parties thereto, KeyBank National Association, as the administrative agent, and U.S. Bank National Association, as the custodian

10.2	Form of Purchase and Contribution Agreement, dated as of October 30, 2020, by and between Capitala Business Lending, LLC, as the purchaser, and Capitala Finance Corp., as the transferor

99.1	Press release dated November 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2020	CAPITALA FINANCE CORP.

	By:	/s/ Stephen A. Arnall
Stephen A. Arnall
Chief Financial Officer and Chief Operating Officer